Exhibit 99.1

NOTICE OF BLACKOUT PERIOD

To:                                             Directors and Executive Officers of El Paso Corporation

Re:                                              Notice of Imposition of Blackout Period Pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002

Date:                                   April 19, 2012

Pursuant to Section 306(a) of Sarbanes-Oxley Act of 2002 and Regulation BTR promulgated under the Securities Exchange Act of 1934, as amended (“Regulation BTR”), this notice is to inform you of a trading restriction that will be imposed on directors and executive officers of El Paso Corporation (the “Company”) because of a blackout period (the “Blackout Period”) applicable to El Paso common stock (the “Stock Fund”) under the El Paso Corporation Retirement Savings Plan (the “Plan”).  During the Blackout Period, participants will be unable to direct or diversify investments pertaining to, or obtain loans or distributions with respect to, their individual account balances in the Stock Fund.  The Blackout Period is necessary to enable the trustee of the Plan to process participants’ elections with respect to shares of common stock of the Company held in their individual account balances in the Stock Fund under the Plan in connection with the pending acquisition of the Company by Kinder Morgan, Inc.

As a result of the Blackout Period, Regulation BTR requires that we impose trading restrictions on directors and executive offers during the Blackout Period.  Pursuant to Rule 104 of Regulation BTR, the Company is required to timely notify its directors and executive officers, as well as the Securities and Exchange Commission, of the Blackout Period.

The Blackout Period is currently expected to begin at 3 p.m. Central Time on May 16, 2012 and is expected to end during the week of May 27, 2012.  The end of the Blackout Period is subject to change, and the Blackout Period could end later than the week of May 27, 2012.  We will notify you promptly of any changes that affect the commencement of the Blackout Period or the dates of the Blackout Period.  Additionally, for up-to-date information on the Blackout Period, you may visit www.eprsp.com or call the El Paso Benefits Service Center at 866-301-2359 and select option 2.

During the Blackout Period, you will be prohibited from directly or indirectly purchasing, selling or otherwise acquiring or transferring any shares of common stock of the Company or other equity securities of the Company that you acquired in connection with your service or employment as a director or executive officer of the Company, including pursuant to options to acquire shares of common stock of the Company and other derivative securities denominated in shares of common stock of the Company or other equity securities of the Company.  Securities acquired other than in connection with an individual’s service as a director or executive officer of the Company (such as shares acquired when the person was an employee but not yet an executive officer of the Company) are (subject to certain limitations) generally not covered by the above-described prohibition.  However, if you hold both covered shares or equity securities and non-covered shares or equity securities, any shares or equity securities that you sell will be presumed to come first from the covered securities unless you do not have a pecuniary interest in such securities or you can identify the source of the sold securities and show that you use the same specific identification for all related purposes (such as tax reporting and any applicable disclosure and other reporting requirements).

Given the complexity of these rules, you are urged to avoid any discretionary change in your beneficial ownership of shares of common stock of the Company or other equity securities of the Company during the Blackout Period.  Even if you think an exception applies to you, we ask that you not trade ANY Company security or derivative during the Blackout Period, unless you have advance written permission from the Company’s General Counsel.

If you have any questions concerning this notice, the Blackout Period or the transactions affected by the Blackout Period, please contact Alan Bishop by telephone at (713) 420-5429 or by mail at 1001 Louisiana Street Houston, Texas 77002.

Important Additional Information Filed With The SEC

Kinder Morgan, Inc. (“KMI”) has filed with the SEC a Registration Statement on Form S-4 in connection with the proposed transactions contemplated by the Merger Agreement, including a definitive Information Statement/Prospectus of KMI and a definitive Proxy Statement of El Paso Corporation (“EP”). The Registration Statement was declared effective by the SEC on January 30, 2012. Post-effective amendments to the Registration Statement were filed on February 27, 2012 and on March 1, 2012 and have been declared effective. KMI and EP mailed the definitive Information Statement/Prospectus of KMI and definitive Proxy Statement of EP on or about January 31, 2012. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE INFORMATION STATEMENT/PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED BY KMI OR EP, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the Registration Statement and the definitive Information Statement/Proxy Statement/Prospectus and other documents filed with the SEC by KMI and EP through the web site maintained by the SEC at www.sec.gov or by phone, e-mail or written request by contacting the investor relations department of KMI or EP at the following:

	Kinder Morgan, Inc.	El Paso Corporation
Address:	500 Dallas Street, Suite 1000	1001 Louisiana Street
	Houston, Texas 77002	Houston, Texas 77002
	Attention: Investor Relations	Attention: Investor Relations
Phone:	(713) 369-9490	(713) 420-5855
Email:	kmp_ir@kindermorgan.com	investorrelations@elpaso.com

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-looking Statements

Statements in this document regarding the proposed transaction between KMI and EP, the expected timetable for completing the proposed transactions, future financial and operating results, benefits and synergies of the proposed transaction, future opportunities for the combined company, the expected timetable for completing the sale of EP’s exploration and production assets, the possible drop-down of assets and any other statements about KMI or EP managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the proposed merger of EP with KMI; the ability to obtain the requisite regulatory approvals and the satisfaction of other conditions to consummation of the transaction; the possibility that financing might not be available on the terms agreed to; the ability to consummate contemplated asset sales; the ability of KMI to successfully integrate EP’s operations and employees; the ability to realize anticipated synergies and cost savings; the potential impact of announcement of the transaction or consummation of the transaction on relationships, including with employees, suppliers, customers and competitors; the ability to achieve revenue growth; national, international, regional and local economic, competitive and regulatory conditions and developments; technological developments; capital and credit markets conditions; inflation rates; interest rates; the political and economic stability of oil producing nations; energy markets, including changes in the price of certain commodities; weather conditions; environmental conditions; business and regulatory or legal decisions; the pace of deregulation of retail natural gas and electricity and certain agricultural products; the timing and success of business development efforts; terrorism; and the other factors described in KMI’s and EP’s Annual Reports on Form 10-K for the year ended December 31, 2011 and their most recent Exchange Act reports filed with the SEC. Except as required by law, KMI and EP disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.